P I C
                              --------------------
                               P R O V I D E N T
                              --------------------
                              I N V E S T M E N T
                              --------------------
                                 C O U N S E L
                              --------------------
                                   Est. 1951







                                 GROWTH FUND I




                               SEMI-ANNUAL REPORT
                     FOR THE SIX MONTHS ENDED APRIL 30, 2001












                          PROVIDENT INVESTMENT COUNSEL
--------------------------------------------------------------------------------
                    Growth Stock Leaders for a Half Century

Contents

                            2       Highlights
                            3       President's Letter
                            4       Equity Market Review
                            5       Fund Review
                            6       Outlook
                            8       Our Equity Investment Philosophy
                            8       Performance Update/Portfolio Review
The Fund                    9       Statement of Assets and Liabilities
                            10      Statement of Operations
                            11      Statements of Changes in Net Assets
                            12      Financial Highlights
                            13      Notes to Financial Statements
The Portfolio               16      Statement of Net Assets
                            18      Statement of Operations
                            19      Statements of Changes in Net Assets
                            20      Selected Ratio Data
                            21      Notes to Financial Statements

HIGHLIGHTS

EQUITY MARKETS

-- We are living through perhaps the greatest correction in the history of growth stocks. Although the prior bear markets in the early 1980s and throughout the 1970s were difficult times, few corrections in living memory happened as quickly as this one. To put the year 2000 into perspective, it was the worst year for the S&P 500 since 1977, the worst year for the NASDAQ since 1972, and the worst year for the Dow since 1981. It has been a difficult time for investors and especially so for growth stock investors.

-- With market conditions gradually improving during the latter part of April, we re-deployed the Fund's cash reserves. We still believe the Federal Reserve will continue to be accommodative, and aggressively so if necessary, to prevent a recession.

-- We believe the current divergence between growth stocks and value stocks has created a tremendous buying opportunity for the growth investment style. We firmly believe that growth stocks were oversold during the past 6 months, and are now selling at historically low valuations.

PRESIDENT'S LETTER

May 31, 2001

Dear Fellow Shareholder,

There is no question, the market's turbulence over the last six months has been astonishing. After providing investors with positive performance since 1995, the stock market gave us a wake up call during the year 2000. The recent volatility has reminded us of the importance of maintaining a long-term perspective and having a diversified investment plan.

As we look forward, we believe the Federal Reserve will do whatever is necessary to assure economic growth in the future. With the easing of monetary policy and as more fundamental economic data points are recorded pointing to a better economic environment in the late 2001 and 2002, we expect the market will reward the type of companies that are currently in the Fund.

We thank you for your patience with us during this very difficult period in the capital markets and look forward to better days in the future.



                                                 Cordially,


                                                 /S/ THOMAS M. MITCHELL
                                                 ----------------------
                                                 Thomas M. Mitchell
                                                 President, PIC Investment Trust


P.S. Please visit our web site at www.provnet.com for market updates, new product offerings and portfolio manager commentary.

EQUITY MARKET REVIEW

Starting in mid-October 2000 continuing weak economic statistics and unexpected weaker profits and revenue growth in selected technology companies began to signal a clear economic slowdown. We believe investor sentiment deteriorated significantly in light of an outlook for slower growth in the U.S. economy, an uncertain political environment, and a major reevaluation of price-to-earnings multiples. The significant price declines of most growth stocks were derived from a new consensus that capital expenditures in 2001 and beyond will be significantly affected by the slowing economy. After the steep decline of stock market values in the latter part of 2000, optimism was high as investors looked to the aggressive January 2001 Federal Reserve discount rate cuts as a harbinger of better times to come. However, this optimism faded quickly during February and March 2001 as the continuing onslaught of weaker economic data and company fundamental forecasts for future revenue and earnings growth continued to disappoint investor expectations.

The month of April could have been described as "the month when the current bear market for growth stocks ended." While it is still too early to tell if we have seen the lows in growth equity values, certainly April was a positive month for growth equity stocks. Additionally, news on the economic front was also encouraging. Consumer spending on home sales in March 2001 grew at an incredibly rapid pace. GDP growth for the first quarter was reported at a preliminary 2%, much stronger than anticipated. And while we expect revisions of the preliminary number will most likely be downwardly biased, it still should be stronger than expected. This may be a positive sign that the weakness in technology sectors has not, at least as of yet, severely affected many areas of the broader-based economy. That being said, with recently reported layoffs, particularly in the manufacturing sector, we expect employment data to be weak in the coming months.

We still believe that a severe economic slowdown/recession will be avoided even though many pundits suggest that we already are in recession. However, the economy will continue to worry investors for several months to come. The deep inventory correction in the telecommunication and technology sectors, where the inventory overhang was very large and where demand has slowed significantly due to reduced capital expenditures, is still having an impact on investor psychology. While earnings for many large and small technology companies will only gradually rebound, we feel this is more than reflected in current valuation levels. With market conditions improving during the latter part of April, we re-deployed cash reserves in the Fund. We still believe that the Federal Reserve will continue to be accommodative, and aggressively so if necessary, to prevent a recession. In our view this will provide a positive environment for equities in the coming months.

                               PIC GROWTH FUND I


FUND REVIEW

-- The Fund was down 32.22% for the six months ended April 30, 2001. Most of the damage came during the fourth quarter of 2000 when the Fund's holdings were hampered by exposure in the Technology sector, a sector that was down 64% for the year 2000.

-- Stock selection in the electronic technology and technology services sectors hurt the Fund's performance, with defensive positions in finance, health technology and consumer services providing most of the positive return.

What Helped Performance?

Finance
-------

-- Good stock selection and an overweight help the Fund gain 0.94% over the Russell 1000 Growth Index

-- Contributing to our outperformance were positions in Lehman Brothers, Freddie Mac, and Goldman Sachs

Health Technology
-----------------

-- Slightly unfavorable stock selection was offset by a favorable sector overweight in this outperforming sector. The Fund gained 0.60% over the Russell 1000 Growth Index, primarily in the Pharmaceuticals industries

-- Contributing to the outperformance were positions in Forest Labs, Elan Corp. and Pharmacia Corp.


Consumer Services
-----------------

-- Slightly unfavorable stock selection was offset by a favorable sector overweight in this outperforming sector. The Fund gained 0.45% over the benchmark, primarily with our position in AOL/ Time Warner

WHAT HURT PERFORMANCE?

Electronic Technology
---------------------

-- Stock selection resulted in the relative loss of 7% to the Russell 1000 Growth Index. Our slight sector underweight did little to mitigate the loss

-- The largest detractors from performance were positions in Juniper Networks, Sun Microsystems and QLogic

Technology Services
-------------------

-- Stock selection resulted in a relative loss of 3% to the benchmark. The largest detractors from performance were positions in Adobe Systems, Siebel Systems and BEA Systems

Industrial Services
-------------------

-- The Fund's only position in this sector, Enron Corp., underperformed the Russell 1000 Growth Index. This resulted in a relative loss of 0.33% for the period

NOTE: The Fund's holdings may change at any time. References to specific investments are not a recommendation to buy or sell such securities.

OUTLOOK

GROWTH STOCKS HAVE BEEN OVERSOLD

The Crandall, Pierce & Company chart below shows the difference in returns for the growth half of the market versus the value half of the market on a rolling 12-month period. The two halves of the market are usually within 10 percent of each other for any 12-month period. As of 4/30/01, there was a 35 percent difference (S&P 500 Value Index was up 6%, S&P500 Growth Index was is down 29%). Over long periods of time, the two halves of the market revert to the mean and converge to create the "market return." However, we believe the current divergence in the two halves of the market has created a tremendous buying opportunity for growth stocks. We firmly believe that growth stocks were oversold during the past 6 months, and are now selling at historically low valuations.




                     [VALUE STOCKS VS. GROWTH STOCKS GRAPH]



     Shaded area indicates periods where Value Stocks or Growth Stocks have outperformed the benchmark index.

                  Total Return -- Last Observations April 2001

              SOURCES: S & P/BARRA; STANDARD & POOR'S CORPORATION;
          (C) 2001 CRANDALL, PIERCE & COMPANY -- ALL RIGHTS RESERVED.      270SL


Valuations Still Remain The Key

Investor psychology today toward rapidly growing companies with above average price-to-earnings multiples still remains negative, but less so than even a month ago. What seems clear to us is that the environment for growth stocks will be different from the 1998-2000 period. We think the market for growth stocks has turned the corner and we are seeing valuations at levels which make us optimistic that the year will end on a strong note with an outlook for 2002 that looks very positive. Investors' focus will be on companies with solid balance sheets, real earnings, and business models that will weather the ever-changing technological product cycles.

While we will continue to "fine tune" the Fund's structure, we are largely "sticking" with those investments that we believe will re-emerge as leaders in an improving market. Our continuing research focus is to find and own companies that are in a position to provide 3-5 year earnings per share growth rates that will far outstrip the general growth in the economy. We are focused on investing in those companies that can generate positive sales and earnings gains in this market environment.

For the PIC Growth Fund we continue to believe secular opportunities in selected technology and health care companies are important areas of concentration. In addition, we have increased our emphasis in "early cycle" areas such as retail trade and finance. We have also reduced the Fund's exposure in telecommunication equipment companies in favor of telecommunication service providers where we think earnings visibility is much stronger. Further, we are selectively adding energy-related companies whose futures are tied to domestic natural gas and electricity production. The recent shortages of electricity in California and the critical natural gas shortages in the midwest this winter are not short-term problems, nor are they necessarily local in nature, but rather, may be national in scope.

As a final point, we still expect positive GDP growth year-over-year. Coupled with an accommodative Fed, stable inflation, and a positive interest rate environment, we think the end of the bear market in growth stocks is near at hand. While the economic and earnings news will be negative during the coming months, we look forward to a more friendly market, as investors look ahead to an improving environment in the latter part of this year and into 2002. The final catalyst to an improving equity market environment could well be provided by the passage of further tax cuts. While the near-term economic impact will be modest, the impact to investor psychology could be significant.

The absolute decline of asset values since the bear market began in September of 2000 is not insignificant. The disappointment you feel is equally felt by all of us at Provident. However, we are confident that in the months ahead we will see much improved conditions that should very positively impact the Fund's overall returns. As always, we appreciate the opportunity to serve you and welcome any comments you might have.

OUR EQUITY INVESTMENT PHILOSOPHY

--   Focused, fundamental research, properly controlled, adds value.

-- Sustainable revenue and earnings growth is the most important contributor to long-term stock appreciation.

-- Emphasis on strong financial characteristics ensures focus on growth and quality.

-- Investment style consistency is critical to superior long-term investment results.

PERFORMANCE UPDATE/PORTFOLIO REVIEW
GROWTH FUND I

Equity Sector Allocation            Average annual total returns for the period
[PIE CHART OMITTED]                 ended 4/30/01*:

                                                                         Since
                                                                       Inception
                                   1 Year     3 Year      5 Year        6/11/92
                                   ------     ------      ------       ---------
                                  (36.94%)   (0.14%)      10.30%         10.50%

Electronic Technology   26.2%
Health Technology       20.9                                         % of Net
Retail Trade            10.5          Top 10 Equity Holdings:         Assets
Finance                  9.2
Producer Manufacturing   9.1          General Electric Co.            7.40%
Consumer Services        8.0          Pfizer, Inc.                    6.43%
Technology Services      7.7          Intel Corp.                     4.66%
Communications           4.1          AOL/Time Warner, Inc.           3.75%
Utilities                2.2          Cisco Systems, Inc.             3.58%
Industrial Services      2.1          Texas Instruments, Inc.         3.58%
                                      Applied Materials, Inc.         3.34%
                                      EMC Corp.                       3.21%
                                      Pharmacia Corp.                 3.14%
                                      Mercury Interactive Corp.       2.91%


* Past performance is not predictive of future performance.



                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2001 (Unaudited)

ASSETS
Investment in Portfolio, at cost .............................    $ 103,740,421
                                                                  =============
Investment in Portfolio, at value ............................    $ 105,569,760
Receivables:
        Investment in Portfolio sold .........................           24,404
        From Provident Investment Counsel, Inc. (Note 3) .....           17,905
Prepaid expenses .............................................           11,520
                                                                  -------------
                Total assets .................................      105,623,589
                                                                  -------------
LIABILITIES
Payables:
        Fund shares redeemed .................................           24,404
Deferred trustees' compensation (Note 3) .....................           14,825
Accrued expenses .............................................           72,281
                                                                  -------------
                Total liabilities ............................          111,510
                                                                  -------------
NET ASSETS
Applicable to shares of beneficial interest outstanding ......    $ 105,512,079
                                                                  =============

Shares of beneficial interest outstanding ....................        9,759,396
                                                                  -------------

Net asset value, offering and redemption price per share .....    $       10.81
                                                                  =============
COMPONENTS OF NET ASSETS
Paid-in capital ..............................................    $ 127,082,753
Accumulated net investment loss ..............................         (457,442)
Accumulated net realized loss on investments .................      (22,942,571)
Net unrealized appreciation on investments ...................        1,829,339
                                                                  -------------
                Net assets ...................................    $ 105,512,079
                                                                  =============

See accompanying Notes to Financial Statements.



                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME

Net investment loss allocated from Portfolio:
        Dividends ..................................................   $    211,855
        Interest ...................................................        214,987
        Income from securities loaned - net ........................            541
        Expenses ...................................................       (631,722)
                                                                       ------------
                Net investment loss from Portfolio .................       (204,339)
                                                                       ------------

Fund Expenses:
        Administration fees (Note 3) ...............................        133,456
        Transfer agent fees ........................................         95,187
        Registration expense .......................................         12,934
        Reports to shareholders ....................................          7,912
        Audit fees .................................................          6,710
        Legal fees .................................................          4,328
        Custody and accounting services fees .......................          2,975
        Trustee fees (Note 3) ......................................         (4,498)
        Miscellaneous ..............................................          4,918
                                                                       ------------
                Total expenses .....................................        263,922
                Less: fees waived (Note 3) .........................       (106,396)
                                                                       ------------
                Net expenses .......................................        157,526
                                                                       ------------
                        Net investment loss ........................       (361,865)
                                                                       ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS ALLOCATED FROM PORTFOLIO

Net realized loss on investments ...................................    (22,935,934)
Net unrealized depreciation on investments .........................    (31,178,319)
                                                                       ------------
        Net realized and unrealized loss on investments ............    (54,114,253)
                                                                       ------------

                Net decrease in net assets resulting from operations   $(54,476,118)
                                                                       ============


See accompanying Notes to Financial Statements.



                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENTS OF CHANGES IN NET ASSETS

                                                 Six Months Ended    Year Ended
                                                  April 30, 2001+ October 31, 2000
----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss ..........................   $    (361,865)   $  (1,555,022)
Net realized gain (loss) on investments ......     (22,935,934)      37,543,459
Net unrealized depreciation on investments ...     (31,178,319)     (16,978,051)
                                                 -------------    -------------

        Net increase (decrease) in net assets
                resulting from operations ....     (54,476,118)      19,010,386
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gain .......................     (35,886,881)     (27,539,449)
                                                 -------------    -------------

BENEFICIAL INTEREST SHARE TRANSACTIONS

Proceeds from shares sold ....................       9,273,417       22,945,210
Proceeds from reinvestment of distributions ..      35,381,378       26,503,083
Cost of shares redeemed ......................     (30,073,704)     (34,024,313)
                                                 -------------    -------------

Net increase in net assets resulting from
share transactions ...........................      14,581,091       15,423,980
                                                 -------------    -------------

Total increase (decrease) in net assets ......     (75,781,908)       6,894,917
NET ASSETS
Beginning of period ..........................     181,293,987      174,399,070
                                                 -------------    -------------

End of period ................................   $ 105,512,079    $ 181,293,987
                                                 =============    =============

Accumulated net investment loss ..............   $    (457,442)   $     (95,577)
                                                 =============    =============

CHANGE IN SHARES

Shares sold ..................................         780,241        1,013,799
Shares issued on reinvestment of distributions       2,300,480        1,264,460
Shares redeemed ..............................      (2,083,792)      (1,546,128)
                                                 -------------    -------------
Net increase .................................         996,929          732,131
                                                 =============    =============

+ Unaudited.


See accompanying Notes to Financial Statements.



                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                        Six Months Ended                    Year Ended October 31,
                                                        ----------------------------------------------------------
                                        April 30, 2001+     2000        1999        1998       1997       1996
------------------------------------------------------------------------------------------------------------------

Net asset value, beginning
of period ..............................   $    20.69   $    21.72  $    17.75  $    18.14  $   16.25  $    14.25

Income from investment operations:
        Net investment loss ............        (0.04)       (0.18)      (0.15)      (0.06)     (0.15)      (0.06)
        Net realized and unrealized gain
                (loss) on investments ..        (5.27)        2.66        5.40        3.04       3.98        2.06

Total from investment operations .......        (5.31)        2.48        5.25        2.98       3.83        2.00

Less distributions:
        From net realized gains ........        (4.57)       (3.51)      (1.28)      (3.37)     (1.94)       --

Net asset value, end of period .........   $    10.81   $    20.69  $    21.72  $    17.75  $   18.14  $    16.25

Total return ...........................       (32.22%)^     11.21%      31.08%      19.60%     26.44%      14.04%
Ratios/supplemental data:
Net assets, end of period (millions) ...   $    105.5   $    181.3  $    174.4  $    132.4  $    80.0  $    116.1
Ratios to average net assets:#++
        Expenses .......................         1.25%+       1.25%       1.25%       1.25%      1.25%       1.25%
        Net investment loss ............        (0.58%)+     (0.79%)     (0.73%)     (0.57%)    (0.38%)     (0.28%)



+       Unaudited.
+       Annualized.
^       Not Annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived and expenses absorbed of 0.16%, 0.10%, 0.11%, 0.16%, 0.15%, and 0.09%, respectively.


See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

         Provident Investment Counsel Growth Fund I (the "Fund") is one of twelve series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Growth Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

         A. INVESTMENT VALUATION. The Fund reflects its investment in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

         B. Investment Income and Dividends to Shareholders. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

         C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provisions are required.

         D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

NOTE 3 - TRANSACTIONS WITH AFFILIATES

         The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and Investment Company Administration, L.L.C. ("ICA") pursuant to which certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolio. PIC and ICA also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. ICA receives an annual fee for its services of $15,000.

         Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2011, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.25% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived for the period ended April 30, 2001 were $106,396.

         At April 30, 2001, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Fund is $667,994. At April 30, 2001, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                             October 31,
                       2001            2002             2003           2004
                     ---------------------------------------------------------
     Growth Fund I   $178,773        $184,616        $198,209        $106,396

         First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of ICA. The Distributor received no commissions from the sales or redemptions of the Funds' shares during the period ended April 30, 2001.

         On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the period ended April 30, 2001, the change in the value of the phantom account was unrealized depreciation of $16,370.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

NOTE 4 - INVESTMENT TRANSACTIONS

         For the period ended April 30, 2001, additions and reductions in the investments in the Portfolio aggregated $9,286,558 and $30,791,162, respectively.

         At April 30, 2001, the Fund owned 97.9% of the total net assets of the Portfolio.

NOTE 5 - SPECIAL MEETING OF SHAREHOLDERS

         A special meeting of shareholders of the Fund was held at the offices of Provident Investment Counsel, Inc. on March 20, 2001 to approve a change in a fundamental policy of the PIC Growth Portfolio to permit lending of the Portfolio's portfolio securities. 5,105,811 shares voted "For," 3,531 shares voted "Against" and 132,364 shares abstained.


                              PIC GROWTH PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2001 (Unaudited)


Shares                                                                  Value
--------------------------------------------------------------------------------

EQUITY SECURITIES - 99.3%

BIOTECHNOLOGY - 2.8%
      20,000     Amgen, Inc.* .................................     $  1,222,800
      35,800     IDEC Pharmaceuticals Corp.* ..................        1,761,360
                                                                    ------------
                                                                       2,984,160
                                                                    ------------
BUILDING PRODUCTS - 3.1%
      24,400     Home Depot, Inc. .............................        1,149,240
      34,300     Lowe's Companies, Inc. .......................        2,160,900
                                                                    ------------
                                                                       3,310,140
                                                                    ------------
COMMERCIAL SERVICES - 0.9%
      28,800     Paychex, Inc. ................................          995,328
                                                                    ------------
COMMUNICATION - 1.9%
      82,000     Sprint Corp. (PCS Group)* ....................        2,101,660
                                                                    ------------
COMPUTER SERVICES - 1.7%
     107,600     Sun Microsystems, Inc.* ......................        1,842,112
                                                                    ------------
COMPUTER SOFTWARE - 6.8%
      15,000     BEA Systems, Inc.* ...........................          612,750
      47,500     Mercury Interactive Corp.* ...................        3,142,125
      29,900     Microsoft Corp.* .............................        2,025,725
      25,700     Veritas Software Corp.* ......................        1,531,977
                                                                    ------------
                                                                       7,312,577
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES - 9.1%
      28,400     American Express Co. .........................        1,205,296
      40,000     Freddie Mac ..................................        2,632,000
      20,000     Goldman Sachs Group, Inc. (The) ..............        1,822,000
      15,200     Lehman Brothers Holdings, Inc. ...............        1,105,800
      48,600     Morgan Stanley Dean Witter & Co. .............        3,051,594
                                                                    ------------
                                                                       9,816,690
                                                                    ------------
DRUGS & PHARMACEUTICALS - 18.1%
      25,400     Allergan, Inc. ...............................        1,930,400
      50,000     American Home Products Corp. .................        2,887,500
      30,300     Elan Corp plc, ADR* ..........................        1,519,545
      24,400     Forest Laboratories, Inc.- Class A* ..........        1,492,060
      17,300     Merck & Co. ..................................        1,314,281
     160,000     Pfizer, Inc. .................................        6,928,000
      64,800     Pharmacia Corp. ..............................        3,386,448
                                                                    ------------
                                                                      19,458,234
                                                                    ------------

   Shares                                                              Value
--------------------------------------------------------------------------------

ELECTRIC COMPONENTS/SEMICONDUCTORS - 13.8%
      49,700     Analog Devices, Inc.* ........................     $  2,351,307
      65,900     Applied Materials, Inc.* .....................        3,598,140
     162,400     Intel Corp. ..................................        5,019,784
      99,600     Texas Instruments, Inc. ......................        3,854,520
                                                                    ------------
                                                                      14,823,751
                                                                    ------------
ELECTRICAL EQUIPMENT/PERIPHERALS - 4.6%
      87,500     EMC Corp.* ...................................        3,465,000
      35,000     QLogic Corp.* ................................        1,501,150
                                                                    ------------
                                                                       4,966,150
                                                                    ------------
ELECTRICAL PRODUCTS - 7.4%
     164,300     General Electric Co. .........................        7,973,479
                                                                    ------------
ENERGY - 2.2%
      41,800     Calpine Corp.* ...............................        2,382,182
                                                                    ------------
ENTERTAINMENT & LEISURE - 5.8%
      80,000     AOL Time Warner, Inc.* .......................        4,040,000
      43,000     Viacom, Inc.-Class B* ........................        2,238,580
                                                                    ------------
                                                                       6,278,580
                                                                    ------------
MANUFACTURING - 1.7%
      33,400     Tyco International Ltd. ......................        1,782,558
                                                                    ------------
MEDIA - 2.0%
      50,100     Comcast Corp.-Special Class A ................        2,199,891
                                                                    ------------
NATURAL GAS PRODUCTS & PIPELINES - 2.0%
      35,000     Enron Corp. ..................................        2,195,200
                                                                    ------------
NETWORKING - 3.6%
     227,300     Cisco Systems, Inc.* .........................        3,859,554
                                                                    ------------
SPECIALTY RETAIL - 6.1%
      53,600     Costco Wholesale Corp.* ......................        1,872,248
      31,700     CVS Corp. ....................................        1,868,715
      17,216     Kohl's Corp.* ................................        1,051,209
      34,300     Wal-Mart Stores, Inc. ........................        1,774,682
                                                                    ------------
                                                                       6,566,854
                                                                    ------------
SUPERMARKETS - 1.3%
      26,000     Safeway, Inc.* ...............................        1,411,800
                                                                    ------------



                                      -16-

                              PIC GROWTH PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2001 (Unaudited) - (Continued)


Shares                                                                  Value
--------------------------------------------------------------------------------

TELECOMMUNICATIONS - 4.4%
      25,400     CIENA Corp.* .................................     $  1,398,524
      50,000     JDS Uniphase Corp.* ..........................        1,069,000
      56,600     Qwest Communications International, Inc.* ....        2,314,940
                                                                    ------------
                                                                       4,782,464
                                                                    ------------
TOTAL EQUITY SECURITIES
                 (cost $105,173,592) ..........................      107,043,364
                                                                    ------------

Principal
Amount                                                                   Value
--------------------------------------------------------------------------------

MONEY MARKET INVESTMENTS - 2.7%
  $1,479,424     Temporary Investment Fund Inc. - Temp Cash ...     $  1,479,424
   1,479,424     Temporary Investment Fund Inc. - Temp Fund ...        1,479,424
                                                                    ------------
TOTAL MONEY MARKET INVESTMENTS
                 (cost $2,958,849) ............................        2,958,848
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
                 (cost $108,132,441) - 102.0%                        110,002,212
                                                                    ------------
OTHER ASSETS - 0.1% Receivables:
        Dividends and interest ................................           47,395
        Shares of beneficial interests sold ...................              195
Prepaid insurance .............................................            5,480
Other assets ..................................................           23,317
                                                                    ------------
        Total Other Assets ....................................           76,387
                                                                    ------------

TOTAL ASSETS                                                         110,078,599
                                                                    ------------

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

LIABILITIES - (2.1%)
Payables:
                 Securities purchased .........................     $  2,090,255
                 Shares of beneficial interests redeemed ......           24,404
                 Due to advisor (Note 3) ......................           31,354
Deferred trustees' compensation (Note 3) ......................           48,214
Accrued expenses ..............................................           88,604
                                                                    ------------
                 Total Liabilities ............................        2,282,831
                                                                    ------------

NET ASSETS - 100.0% ...........................................     $107,795,768
                                                                    ============

*       Non-income producing security.
        ADR - American Depository Receipt



See accompanying Notes to Financial Statements.



                              PIC GROWTH PORTFOLIO

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income
        Dividends (Net of foreign taxes of $70) ....................   $    220,177
        Interest ...................................................        223,578
        Income from securities loaned - net ........................            552
                                                                       ------------
                Total Income .......................................        444,307
                                                                       ------------

Expenses
        Investment advisory fees (Note 3) ..........................        526,717
        Administration fees (Note 3) ...............................         65,839
        Accounting services fees ...................................         35,696
        Custodian fees .............................................         16,914
        Audit fees .................................................         11,150
        Legal fees .................................................          5,950
        Insurance expense ..........................................          2,141
        Trustee fees (Note 3) ......................................        (15,877)
        Miscellaneous ..............................................          2,976
                                                                       ------------
                Total expenses .....................................        651,506
                Add:  expenses recouped (Note 3) ...................          6,890
                                                                       ------------
                Net expenses .......................................        658,396
                                                                       ------------
                        Net investment loss ........................       (214,089)
                                                                       ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss on investments ...................................    (23,797,523)
Net unrealized depreciation on investments .........................    (32,434,503)
                                                                       ------------
        Net realized and unrealized loss on investments ............    (56,232,026)
                                                                       ------------
                Net decrease in net assets resulting from operations   $(56,446,115)
                                                                       ============


See accompanying Notes to Financial Statements.



                              PIC GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Six Months Ended    Year Ended
                                                April 30, 2001+ October 31, 2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss .........................   $    (214,089)   $  (1,114,344)
Net realized gain (loss) on investments .....     (23,797,523)      38,535,191
Net unrealized depreciation on investments ..     (32,434,503)     (17,116,729)
                                                -------------    -------------
        Net increase (decrease) in net assets
                resulting from operations ...     (56,446,115)      20,304,118
                                                -------------    -------------

TRANSACTIONS IN INTERESTS:

Contributions by Holders ....................       9,952,522       26,934,456
Withdrawals by Holders ......................     (36,652,437)     (38,602,035)
                                                -------------    -------------

Net decrease in net assets resulting from
transactions in interests ...................     (26,699,915)     (11,667,579)
                                                -------------    -------------

Total increase (decrease) in net assets .....     (83,146,030)       8,636,539
NET ASSETS
Beginning of period .........................     190,941,798      182,305,259
                                                -------------    -------------

End of period ...............................   $ 107,795,768    $ 190,941,798
                                                =============    =============

+ Unaudited.


See accompanying Notes to Financial Statements.



                              PIC GROWTH PORTFOLIO
SELECTED RATIO DATA
--------------------------------------------------------------------------------

                         Six Months Ended                Year Ended October 31,
                                           ------------------------------------------------
                         April 30, 2001+     2000      1999       1998     1997      1996
-------------------------------------------------------------------------------------------
Ratios to average net assets:*
        Expenses ..........      1.00%+      1.00%     1.00%     1.00%     1.00%     1.00%
        Net investment loss     (0.33%)+    (0.53%)   (0.49%)   (0.32%)   (0.13%)   (0.04%)

Portfolio Turnover Rate ...     63.79%^    148.85%    80.34%    81.06%    67.54%    64.09%

+  Unaudited.
+  Annualized.
^  Not Annualized.
*  Net of fees waived of 0.00%, 0.00%, 0.00%, 0.02%, 0.05% and 0.04% of average net assets, respectively.








See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTES 1 - ORGANIZATION

         PIC Growth Portfolio (the "Portfolio") was organized on December 11, 1991 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.

NOTES 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with accounting principles generally accepted in the United States of America.

         A. Valuation of Securities. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

         B. Federal Income Taxes. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

         C. Security Transaction, Dividend Income and Distributions. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

         D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         E. Securities Loans. The Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.

                              PIC GROWTH PORTFOLIO

NOTES 3 - TRANSACTIONS WITH AFFILIATES

         The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with Investment Company Administration, L.L.C. ("ICA") pursuant to which certain employees of these entities serve as officers and/or trustees of the Portfolio. PIC and ICA also provide management services necessary for the operations of the Portfolio and furnish office facilities. ICA receives for its services a fee at the annual rate of 0.10% of the average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

         PIC receives an investment advisory fee for its services to the Portfolio, at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. During the period ended April 30, 2001, PIC recouped $6,890 in expenses.

         At April 30, 2001, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolio is $24,302. At April 30, 2001, the Adviser may recapture a portion of the above amounts no later the dates as stated below:

                                                      October 31,
                                    ----------------------------------------
                                       2001           2002            2003
                                       ----           ----            ----

          Growth Portfolio           $15,286         $7,147          $1,869

         On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis.

         For the period ended April 30, 2001, the change in the value of the phantom account included unrealized depreciation of $19,480.

                              PIC GROWTH PORTFOLIO

NOTES 4 - INVESTMENT TRANSACTIONS

         The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the period ended April 30, 2001 were $82,065,721 and $96,965,424, respectively.

         The cost of securities for federal income tax purposes was $108,132,441. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

     Gross unrealized appreciation .............................  $   9,872,645
     Gross unrealized depreciation .............................     (8,002,874)
                                                                  -------------
     Net unrealized appreciation ...............................  $   1,869,771
                                                                  =============

                      This page intentionally left blank.

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- P I C INVESTMENT TRUST
--------------------------------------------------------------------------------
Thomas F. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

TRUSTEES AND OFFICERS-- P I C PORTFOLIOS
--------------------------------------------------------------------------------
Thomas F. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake Avenue, PH Suite
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
First Fund Distributors, Inc.
4455 E. Camelback Road, Suite 251-E
Phoenix, AZ 85018

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP


--------------------------------------------------------------------------------
This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2001, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                        Dealer Services: (800) 385-4053
                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com